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                                                                     EXHIBIT 4.1

                           ORGANIZED UNDER THE LAWS
                             OF THE STATE OF TEXAS

Number                                                          Shares

                      FIRST COMMUNITY CAPITAL CORPORATION
                                Houston, Texas

THIS CERTIFIES THAT ___________________________________ is the registered owner of ________________________________________ fully paid and non-assessable shares of common stock, $0.01 par value, of First Community Capital Corporation, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                     SEE RESTRICTIONS ON REVERSE.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation on this ______ day of ______________, 200__.
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                      [REVERSE SIDE OF STOCK CERTIFICATE]

          ARTICLE 4, SECTION 1.2 OF THE ARTICLES OF INCORPORATION OF THE CORPORATION PROVIDES THAT SHAREHOLDERS SHALL NOT HAVE PREEMPTIVE RIGHTS. THE CORPORATION WILL FURNISH A COPY OF SUCH ARTICLES OF INCORPORATION TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

                                    No.

                                FIRST COMMUNITY
                              CAPITAL CORPORATION
                                HOUSTON, TEXAS

                                  CERTIFICATE
                                      FOR

                                    SHARES
                                      of
                                 Common Stock

                                   ISSUED TO

                            _______________________

                                     Dated

                            _______________________

     For Value Received, ____________________________________ hereby sell, assign and transfer unto _____________________________ ________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated_________________________

     In presence of

___________________________________      ______________________________________
                                         NOTICE: The signature of this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         certificate, in every particular,
                                         without alteration or enlargement, or
                                         any change whatever.


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